UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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[ ]  Preliminary Proxy Statement
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     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                                  U.S. BANCORP
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                (Name of Registrant as Specified In Its Charter)


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                                  EXHIBIT INDEX

Each of the exhibits hereto may be deemed "soliciting materials" within the meaning of the Securities Exchange Act of 1934, as amended (the "Act"), and the regulations of the Securities and Exchange Commission issued thereunder. Some of the statements in the exhibits constitute forward-looking statements within the meaning of Section 21E of the Act. Actual results may differ materially from the results implied by these forward-looking statements depending on a variety of factors including those identified in our filings with the Securities and Exchange Commission. We undertake no responsibility to update those statements.


EXHIBIT
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99.1     Form of letter sent to certain stockholders of the registrant beginning
         March 26, 2004.
99.2 Presentation materials provided to certain stockholders of the registrant beginning March 26, 2004.